UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 6, 2005 (April 5, 2005)

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction of	(Commission File	(Employer Identification
incorporation)	Number)	Number)

5200 Maryland Way, Suite 400, Brentwood, TN 37027-5018
(Address of principal executive offices)

(615) 221-8884
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On April 5, 2005, American HomePatient, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release provides an assessment of the estimated adverse revenue impact on the Company of the reimbursement reductions associated with the recently announced oxygen reimbursement fee schedule for 2005.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Number	Exhibit
99.1
Press Release dated April 5, 2005 that provides an assessment of the estimated adverse revenue impact on the Company of the reimbursement reductions associated with the recently announced oxygen reimbursement fee schedule for 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
By:	/s/ Stephen L. Clanton
Stephen L. Clanton
Executive Vice President, Chief Financial Officer and Treasurer

Date: April 6, 2005

EXHIBIT INDEX

Number	Exhibit
99.1
Press Release dated April 5, 2005 that provides an assessment of the estimated adverse revenue impact on the Company of the reimbursement reductions associated with the recently announced oxygen reimbursement fee schedule for 2005.